Exhibit 99.1

                             Joint Filing Agreement


         This Joint Filing Agreement is entered into as of May 12, 2006, by and among the parties signatories hereto.

         The undersigned hereby agree that the Statement on Schedule 13D with respect to the shares of common stock, without par value, of SunOpta Inc., a Canadian corporation, is, and any amendment thereafter signed by each of the undersigned may be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.



Dated:  May 12, 2006                        STEPHEN R. BRONFMAN


                                            By: /s/ Oded Tal
                                               ---------------------------------
                                                Name: Oded Tal,
                                                 as Attorney-in-Fact
                                                 for Stephen R. Bronfman

Dated:  May 12, 2006                        ROBERT FETHERSTONHAUGH


                                            By: /s/ Oded Tal
                                               ---------------------------------
                                                Name: Oded Tal,
                                                 as Attorney-in-Fact
                                                 for Robert Featherstonhaugh

Dated:  May 12, 2006                        SRB BELVEDERE TRUST


                                            By: /s/ Oded Tal
                                               ---------------------------------
                                                Name: Oded Tal,
                                                 as Attorney-in-Fact for each
                                                 of Robert Featherstonhaugh,
                                                 a Trustee, and Michael D.
                                                 Vineburg, a Trustee



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Dated:  May 12, 2006                        CHARLES R. BRONFMAN TRUST


                                            By: /s/ Oded Tal
                                               ---------------------------------
                                                Name: Oded Tal,
                                                 as Attorney-in-Fact for each
                                                 of Robert Featherstonhaugh,
                                                 a Trustee,  Steven H. Levin,
                                                 a Trustee, and Jay Rubinstein,
                                                 a Trustee